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                                                                    EXHIBIT 10.2

                                  ZIFF-DAVIS
                       1998 EMPLOYEE STOCK PURCHASE PLAN

1.   Purpose.
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          The purpose of the Ziff-Davis 1998 Employee Stock Purchase Plan (the
"Plan") is to provide employees of ZD Inc. (the "Company") and its Subsidiaries with an opportunity to acquire an interest in the Company through the purchase of common stock of the Company, par value $0.01 per share (the "Common Stock") with accumulated payroll deductions. The Company intends the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed in a manner consistent with the requirements of
Section 423 of the Code. For purposes of the Plan, "Subsidiary" shall mean any corporation, if any, having the relationship to the Company described in Section 424(f) of the Code.

2.   Administration.
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          The Plan shall be administered by a committee (the "Committee") of at least three members of the board of directors of the Company (the "Board") appointed by the Board to administer the Plan and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934. A majority of the Committee shall constitute a quorum, and the acts of the majority of such quorum shall be the acts of the Committee. The Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, Participants and their estates and beneficiaries. Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.
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3.   Eligibility and Participation.
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          (a)  Any person, including an officer, who is regularly employed by the Company or one of its Subsidiaries (an "Employee") who is an Eligible Employee on an Offering Date (as defined in Section 5(a)) shall be eligible to become a Participant in the Plan beginning on such Offering Date. For purposes of the Plan, an "Eligible Employee" is any Employee of the Company or a Subsidiary excluding:

              (1) any Employee who customarily is employed for 20 hours per week or less;

              (2) any Employee who customarily is employed for not more than five (5) months in a calendar year; or

              (3) any Employee who (immediately after the grant of an option under the Plan and applying the rules of Section 424(d) of the Code in determining stock ownership) would own shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company (or its "parent corporation" or "subsidiary corporation" as such terms are defined in Section 424 of the Code).

          (b) Any Employee who first becomes an Eligible Employee during an Offering Period (as defined in Section 5(a)) shall be eligible to become a Participant in the Plan as of the first day of the Offering Period occurring after the date on which such Employee becomes an Eligible Employee.

          (c) An Eligible Employee shall become a Participant in the Plan by completing a form (an "Authorization Form") supplied by and delivered to the Company by a Participant authorizing payroll deductions as set forth in Section 6 hereof and such other terms and conditions as the Company from time to time may determine, and filing such Authorization Form with the Company by the date required by the Company, or by any other means prescribed by the Committee. Such Authorization Form shall remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

          (d) A person shall cease to be a Participant upon the earliest to occur of:

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              (1) the date the Participant ceases to be an Eligible Employee, for any reason;

              (2) the first day of the Offering Period beginning after the date on which the Participant ceases payroll deductions under the Plan; or

              (3) the date of a withdrawal from the Plan by the Participant.

4.   Shares Subject to Plan.
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          (a)  The maximum number of shares of Common Stock reserved for sale under the Plan shall be 1,500,000, subject to adjustment as provided in Section
13. If the total number of shares which would otherwise be subject to options granted pursuant to Section 5(a) on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. The Plan shall terminate upon the issuance of the maximum number of shares of Common Stock (unless sooner terminated under Section 14).

          (b) Shares of Common Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

5.   Grant of Option.
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          (a)  On each Offering Date the Company shall grant each Eligible
Employee an option to purchase shares of Common Stock, and each Eligible Employee shall have the same rights and privileges under the Plan, subject only to the limitations set forth in Sections 4, 5(b), and 5(c). For purposes of the Plan, "Offering Date" means the first business day of any period of time (the "Offering Period") as determined from time to time by the Committee during the effectiveness of the Plan during which options to purchase shares of Common Stock are granted to Participants.

          (b) The option price per share of Common Stock in respect of any Offering Period shall be an amount equal to the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last

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business day of such Offering Period (the "Exercise Date"). For purposes of the
Plan, "Fair Market Value" shall mean, per share of Common Stock, the closing price of the Common Stock on the New York Stock Exchange (the "NYSE") on the applicable date, or, if there are no sales of Common Stock on the NYSE on such date, then the closing price of the Common Stock on the last previous day on which a sale on the NYSE is reported.

          (c) No Participant shall be granted an option which permits such Participant's rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

6.   Payroll Deductions.
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          A Participant may, in accordance with rules adopted by the Committee, submit an Authorization Form that authorizes a payroll deduction of any whole percentage (from one (1) percent to ten (10) percent) of such Participant's Compensation (as defined below) on each pay period during the Offering Period.
A Participant may increase, decrease or cease such payroll deduction effective as of the beginning of each calendar quarter, provided such Participant files with the Company an Authorization Form requesting such change by the date required by the Company. For purposes of the Plan, "Compensation" means base salary or wage, including salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding any bonus, fee, overtime pay, severance pay, incentive commission or other special emolument or any credit or benefit under any employee plan maintained by the Company or any Subsidiary. All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan. A Participant may not make any additional payments into such account.

7.   Exercise of Option.
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          (a)  Unless a Participant withdraws from the Plan as provided in
Section 9 hereof, such Participant's election to purchase shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such Participant at the applicable option price with the accumulated payroll deductions and cash dividends (credited pursuant to Section 10 hereof) in such Participant's account. During a Participant's lifetime, such Participant's option to purchase shares hereunder is exercisable only by such Participant.

          (b) The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant's account under the Plan and shall be

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deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares. Notwithstanding the foregoing, in accordance with the rules and procedures prescribed by the Committee, in lieu of crediting shares of Common Stock to the Participant's account, such shares may be issued or transferred to the Participant.

          (c) Shares of Common Stock held in nominee name for the account of a Participant shall be voted as the Participant directs.

8.   Delivery of Common Stock.
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          As promptly as practicable after receipt by the Committee of a written request by a Participant for withdrawal of Common Stock, the Company shall cause to be delivered to such Participant a stock certificate representing the shares of Common Stock which the Participant requests to withdraw. Withdrawals may be made no more frequently than once each Offering Period unless otherwise approved by the Committee in its sole discretion.

9.   Withdrawal; Termination of Employment.
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          (a)  A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to such Participant's account (that have not been used to purchase shares of Common Stock) under the Plan at any time by giving written notice to the Company received at least [15] days prior to the next Exercise Date. All such payroll deductions and cash dividends credited to such Participant's account shall be paid to such Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock shall be made for such Participant during such Offering Period, and any additional cash dividends during the Offering Period shall be distributed to the Participant.

          (b) Upon termination of a Participant's status as an Eligible Employee during the Offering Period for any reason, including voluntary or involuntary termination, retirement or death, the payroll deductions and cash dividends credited to such Participant's account that have not been used to purchase shares of Common Stock shall be returned (and any future cash dividends shall be distributed) to such Participant or, in the case of such Participant's death, his designated beneficiary, or if no beneficiary has been designated, his estate, and such Participant's option with respect to such Offering Period shall be automatically terminated. A Participant's status as an Employee shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military and sick leave), provided
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that such leave

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is for a period of not more than ninety (90) days or reemployment upon expiration of such leave is guaranteed by contract or statute.

          (c) A Participant's withdrawal from an offering shall not have any effect upon such Participant's eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

10.  Dividends.
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          (a)  Cash dividends paid on Common Stock held in a Participant's account shall be credited to such Participant's account and used in addition to payroll deductions to purchase shares of Common Stock on the Exercise Date. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the accounts of Participants. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

          (b) No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends of a Participant in the Plan.

11.  Nontransferability.
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          Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of by the Participant in any way (other than by will and the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9 hereof.

12.  Use of Funds.
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          All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

13.  Adjustment of and Change in Stock.
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          (a)  In the event of any change in the outstanding shares of Common
Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall in its sole discretion conclusively determine the appropriate equitable adjustments, if any, to be

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made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

          (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the Company's assets, or a sale or distribution of a Subsidiary, any affected Participant will thereafter be entitled to receive on the next Exercise Date for each share of Common Stock subject to such Participant's option, the cash, securities and/or property which a holder of one share of Common Stock was entitled to receive upon and at the time of such transaction. The Board and the Committee shall take such steps in connection with such transaction as the Board and the Committee respectively shall deem necessary to assure that the provisions of this Section 13(b) shall be complied with.

14.  Amendment or Termination.
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          The Board may at any time terminate or amend the Plan.  Except as provided in Section 4, no such termination shall adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with any law, regulation or stock exchange rule.

15.  Notices.
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          All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

16.  Governing Law; Regulatory Approvals.
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          (a)  This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State.

          (b) The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and

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the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

17.  Notice of Sale.
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          If the Participant makes a disposition, within the meaning of Section
424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Participant pursuant to such Participant's exercise of an option granted hereunder, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within five (5) days of such disposition, notify the Company thereof (including the proceeds of such disposition).

18.  Reports.
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          Each Participant having an account balance in the Plan shall receive a quarterly statement of such Participant's account.

19.  Effective Date; Approval of Stockholders.
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          The Plan shall be effective as of July 1, 1998, subject to the approval of the stockholders of the Company within 12 months before or after the date the Plan is adopted, and failure to receive such approval shall render the Plan and all outstanding options issued thereunder void and of no effect.

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